Date:  March 2, 2000
                                                                -------------
                                                         Effective Feb. 15, 2000
$200,000.00      Office Address: 1185 Avenue of the Americas, New York, NY 10036
                                 -----------------------------------------------


On May 15____________________, 2000 (maturity date) for value received, the undersigned jointly and severally promise(s) to pay to the order of Fleet Bank, N.A. _________________________________________________ (hereinafter called the
"Bank") at its office in the place first above stated, or if no place is stated, at 1185 Ave. of the Am._______________________________, or such other address as the holder may designate, in immediately available funds, the sum of: Two Hundred Thousand Dollars and no cents ($200,000.00----) Dollars, or, the aggregate unpaid principal amount of all loans made by the Bank to the undersigned hereunder as indicated on the schedule on the reverse side hereof, whichever is less. The undersigned also promises to pay interest at said office in like money on the unpaid principal amount hereof from time to time outstanding prior to maturity at an annual rate equal to the Bank's Prime Rate (the variable per annum rate of interest designated from the time to time by the Bank as its "prime rate," which Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any borrower) plus 0%, which interest rate shall change when and as the Prime Rate changes. Interest shall be payable on the first day of each month commencing the first such day to occur after the date hereof and on the maturity hereof. Interest shall be calculated on the basis of a 360-day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. Upon and following an Event of Default (as defined below) and/or after maturity, whether after stated maturity, acceleration or otherwise, and/or after judgment has been rendered on this note, this note, and, to the extent not specifically provided elsewhere to the contrary and to the extent permitted by applicable law, any interest, fee or other amount due in connection with the Liabilities (as hereinafter defined), shall bear interest at a per annum rate determined daily and payable on demand which shall be 4% in excess of the rate hereinbefore provided, but in no event in excess of the maximum rate of interest permitted under applicable law. All payments made in connection with this note and the documents, instruments and agreements executed pursuant hereto or in connection herewith (collectively the "Loan Documents") shall be in lawful money of the United States of America in immediately available funds. If this note or any payment hereunder becomes due on a day which is not a Business Day, the due date of this note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. As used herein "Business Day" shall mean any day other than a Saturday, Sunday or day which shall be in the Governing State a legal holiday or a day on which banking institutions are required or authorized to close. If the entire amount of principal and/or interest required to be paid pursuant to this note or the Loan Documents is not paid in full within ten (10) days after the same is due, whether at maturity, upon acceleration or otherwise, if permitted by applicable law, the undersigned shall pay to the Bank a late fee equal to five percent (5%) of the required payment. If the entire amount of any principal and/or interest required to be paid pursuant to this note or the Loan Documents is not paid in full within ten (10) days after the same is due, whether at maturity, upon acceleration or otherwise, if permitted by applicable law, the undersigned shall pay to the Bank a laet fee equal to five percent (5%) of the required payment.

This note does not constitute a commitment and the Bank shall have no obligation to make any loan hereunder. The making of a loan, at any time, shall not be deemed a waiver of, or consent, agreement or commitment by the Bank to the making of any future loan to the undersigned. If any loan is made hereunder, the Bank may, at its option, record on the books and records of the Bank or endorse on the Schedule of Loans and Payments below, an appropriate notation evidencing any such loan, the rate of interest thereon, each repayment on account of the principal thereof, and the amount of interest paid; and the undersigned authorizes the Bank to maintain such records or make such notations and agrees that the amount shown on the books and records or on said Schedule, as applicable, as outstanding from time to time shall constitute the amount owing to the Bank pursuant to this note, absent manifest error; provided, however, the failure to make any such record or notation with respect to any loan or payment shall not limit or otherwise affect the obligations of the undersigned hereunder. In the event the amount shown on said Schedule conflicts with the amount noted as due pursuant to the books and records of the Bank, the books and records of the Bank shall control the disposition of the conflict.

Any loan may be prepaid in whole or in pat at any time and from time to time without premium or penalty together with Interest accrued on the amount prepaid to the date of any such prepayment.

As collateral security for the payment of this note and for all other notes and/or obligations or Liabilities (as hereinafter defined) or the Obligors (which term as used herein shall be deemed to include each and all of the undersigned and each and every endorser or guarantor hereof), or any one or more of them, now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), the undersigned hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Obligor or in which any Obligor shall have any interest and (ii) any and all property described on the "Schedule of Specific Possessory Collateral" on the reverse side hereof, together with any additions and accessions thereto and substitutions therefore and the products and proceeds thereof. This note and all of the aforementioned obligations and Liabilities are also secured by (a) any and all property of any Obligor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (a) and (b) shall be collectively referred to herein as the "Collateral". The Bank at any time, before or after an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in he name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, all of which the Obligor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Obligor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. At any time, without demand or notice, if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of then, or any pat thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY OBLIGOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this note and all other indebtedness and obligations and liabilities of any kin of any Obligor to the Bank, now or hereafter existing, arising directly between any Obligor and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank or any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise. Each Obligor (if more than one, jointly and severally) hereby agrees that on demand at any time and from time to time they will deposit and pledge with the Bank additional collateral of a kind and of a market value required by it further to secure any indebtedness or liabilities aforesaid.

If any of the following events shall occur with respect to any Obligor (each an "Event of Default"): failure to comply with forthwith with any such demand for additional collateral; default in payment of any liability to the holder hereof (however acquired); default in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition in any agreement or instrument evidencing, securing or relating to any such indebtedness which causes or permits the acceleration of the maturity thereof; suspension or liquidation of usual business; calling of a meeting of creditors; assignment for the benefit of creditors; dissolution, bulk sale or notice thereof; mortgage or pledge of, creation of a security interest in, any assets without consent of the holder of this note; insolvency of any kind, attachment, distraint, garnishment, levy, execution, judgment, death, application for or appointment of a receiver, filing of a voluntary or involuntary petition or entry of any order for relief under any provision of the Federal Bankruptcy Code as now or hereafter in effect; failure to pay its debts as they become due; failure to comply with the terms of any agreement with the Bank; failure on request of any Obligor or any Obligor's accountant, to furnish any financial information, or to permit inspection of any books or records; any change in, or discovery with regard to, the condition or affairs which, in the Bank's opinion, increases its credit risk; or if the Bank for any other reason deems itself insecure; the Liabilities shall become absolute, and immediately due and payable without demand or notice to any Obligor. Upon default in the due payment of this note or any other Event of Default, or whenever this note or any payment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (1) proceed to apply to the payment hereof the balance of any accounts maintained with the Bank or any Affiliate by any Obligor and (2) sell (without demand of performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the Collateral (on all of which the Obligor does hereby give to the Bank a continuing lien, security interests and/or right of setoff) at public or private sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniformed Commercial Code of the Governing State (which term as used in this Note shall mean the state in which the office indicated above opposite "Office Address" is located; provided, that, if no such office is so indicated then Governing State shall mean the state where the Bank's office that originated the loan evidenced by this note is located), and each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive of one of the other rights or remedies, and may be exercised by the Bank from time to time as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the collateral by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the Obligor aforesaid; all without notice to any Obligor. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the Collateral is perishable r threatens to decline speedily in value or is f a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of ht time after which any private sale or other intended disposition is to be made. Five (5) days prior notice shall be deemed reasonable notice. The Bank may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the Collateral or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligor for or on account of the Collateral so delivered. If an attorney is used to enforce or collect this note, the Obligor agrees to pay the Bank's reasonable attorney fees. The Obligor jointly and severally promises to pay all expenses of any nature as so as incurred whether in or out of court and whether incurred before or after the note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection including but not limited to __________ adequate insurance) or of the realization upon the Collateral. THE UNDERSIGNED AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM, EACH IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND EXTEND CREDIT TO THE UNDERSIGNED, The note shall be deemed to have been made and delivered in the Governing state, the Obligor consents to the jurisdiction of the state and federal courts of the Governing State in any action brought to enforce any rights of the Bank under this note and the Bank and the Obligor shall be determined in accordance with the laws of the Governing State. This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. The
undersigned  expressly   acknowledges  that  the  Bank  has  not  made  and  the
undersigned  is  not  relying  on  any  oral   representations,   agreements  or
commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver or discharge is sought to be enforced.

All agreements between the Obligors and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forebearance of the indebtedness evidenced hereby exceed the maximum permissible rate under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the undersigned and the Bank. In execution, delivery and acceptance of this note to contract in strict compliance with the laws of the Governing State from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not the payment of interest. The provision shall control every other provision of all agreements between each and every Obligor and the Bank.

Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction of this note or any other security document which is not public record, and, in the case of any such loss, theft or destruction or mutilation upon cancellation of such note or other security document, the undersigned will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

The Bank shall have the unrestricted right at any time to time, and without the undersigned's or any Obligor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the undersigned and each Obligor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this note and to any other Loan Documents without limitation, amendments to this note and to any other Loan Documents as the Bank shall deem necessary to effect the forgoing. In addition, at the request of the Bank and any such Assignee, the undersigned shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of the appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a payee of this note and shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Bank shall have the unrestricted right at any time and from time to time and without the consent of or notice to the undersigned or any Obligor, to grant to one or more banks or other financial institutions (each "Participant") participating interests in this note. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the undersigned, the Bank shall remain responsible for the performance of its obligations hereunder and the undersigned shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the undersigned in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this note to any of the twelve (12 ) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act 12 U.S.C.
Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

NO CLAIM MAY BE MADE BY _________________________________________, OTHER PERSON,
AGAINST THE BANK OR _______________, OFFICERS, EMPLOYEES, ATTORNEYS OR _________________________________ ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE UNDERSIGNED (FOR ITSELF AND ON BEHALF OF EACH OBLIGOR) HEREBY WAIVE, RELEASE AND AGREE NEVER TO SUE UPON ANY CLAIM FOR, ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. The Obligors, and each of them, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, consents to any and all delays, extensions of time, renewals, releases of any Obligor and o f any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, to otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. Each Obligor hereby authorizes the Bank to request his accountant or accountants to furnish such financial information relating to such Obligor as the Bank shall from time to time desire; each such accountant is hereby authorized to deliver such financial information to the Bank and each Obligor hereby agrees to promptly provide to the Bank all information reasonably requested by the Bank. The invalidity or unenforceability of any portion of this note shall in no way affect the validity or enforceability of any other portion of this note. The Obligors hereby authorize the Bank to date this note as of the day when the first loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which any loan is granted. Each Obligor further authorizes the Bank to execute and file one or more financing statements covering the Collateral or any part thereof and the Obligors agree to bear the cost of such filing(s). The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorses and assigns.

Special provisions .............................................................
 ....................................N/A.........................................
 ................................................................................
 ................................................................................

Schedule of Specific Possessory Collateral
 ................................................................................
 ..........................................N/A...................................
 ................................................................................

IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on the date first above written.

CORPORATION,   PARTNERSHIP,  LIMITED  LIABILITY  COMPANY  OR  LIMITED  LIABILITY
PARTNERSHIP SIGNORS:

Platinum Executive Search, Inc. D/B/A Platinum Holdings
--------------------------------------------------------------------------------
Name of Corporation, Partnership or Limited Liability Company/Partnership

By:  /s/ John Mazzuto
     ---------------------------------------------
     Name: John Mazzuto
     Title:President


(Address)

WITNESS:
       --------------------------------------------------------

INDIVIDUAL SIGNORS


------------------------------------------------------------------
Name:                                               , Individually
------------------------------------------------------------------
(Address)


------------------------------------------------------------------
Name:                                               , Individually
------------------------------------------------------------------
(Address)


WITNESS:
          --------------------------------------------------------


   SCHEDULE OF LOANS AND PAYMENTS

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
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                                                                          LOAN NO.
                                                                                    -----------------